UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices)(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 , Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

3/31

Date of reporting period: 3/31/14

Item 1.  Reports to Stockholders.

 Class A shares: PFFAX

Class C shares: PFFTX

Class I shares: PFFNX

Annual Report

March 31, 2014

Distributed by Northern Lights Distributors, LLC

Member FINRA

May 31, 2014

Dear Investor,

Each year at this time, Princeton Futures Strategy Fund (“Fund”) provides this letter to investors.  The purpose of this letter is to provide a review of the fiscal year ended March 31, 2014 (“Investment Period”), provide an update on the Fund’s operations and comment on the Fund’s Manager’s (“Manager”) outlook.  The Fund is an open end mutual fund with $114,552,207 in assets under management as of March 31, 2014 that invests indirectly in underlying commodity pools advised by Commodity Trading Advisors (“CTAs”) that seek a diversified exposure to both the commodity markets (energy, precious and industrial metals, agricultural commodities, etc.) and the financial markets (equity, foreign exchange and fixed income markets) while attempting to generate attractive, long-term risk adjusted returns.  The Fund’s Sub‐Advisor, 6800 Capital, L.L.C. (“6800”), draws upon a deep and successful 19+ years of history selecting and investing with CTAs in order to gain long and/or short exposure to as many as 100 or more different markets that include equity markets, fixed income markets, agricultural commodities, base metals, currencies and soft commodities (e.g.: coffee, cocoa, sugar, cotton, and cereals).  The Fund’s investment in a diverse group of commodity pools allows it to access trading experience across these many different markets and investment strategies.  The Fund implements this dynamic portfolio management discipline in an attempt to reduce volatility to a level that is lower than a typical managed futures strategy. The portion of the Fund’s capital that is not invested in commodity markets is actively invested in conservatively positioned short‐term fixed income securities chosen and managed by Congress Asset Management (“Congress”).

Investment Results

Profitably trading the commodity markets was difficult for a majority of Commodity Trading Advisors during the Investment Period.  Global economic growth remained slow and uncertainty associated with U.S. monetary policy promoted violent trend reversals and choppy markets especially among grains, soft commodities and metals.  Trading through this period was also exasperated by a shutdown in the U.S. government and other geopolitical concerns.

During the Investment Period, the Newedge CTA Index declined -4.12% while the Dow Jones / UBS Precious Metals Index lost -22.84% of its value.  The spot price of gold declined a stunning -28.94%.  The Fund’s Class I NAV declined  -11.27% while Class A NAV declined by -11.45% during the Investment Period and Class C declined -12.15%.  During this same period the Fund’s best day ended with 1.30% of appreciation and the worst day ended with -1.63% of depreciation in NAV.  The Manager believes these results were consistent with the market difficulties and general performance experienced by the managed futures industry and the Fund’s competitors.

Figure 1

The Fund’s Investment Results

*The inception date of Class A and Class I is 07/19/2010 and Class C is 06/14/2011.

The inception data for the Newedge CTA Index is as of 9/1/2010

PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Total Annual Operating Expenses are 2.38%, 3.03% and 2.03% for Class A, C and I respectively.  The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until July 31, 2014, to ensure that the net annual fund operating expenses will not exceed 2.20% for Class A, 2.95% for Class C and 1.95% for Class I, subject to possible recoupment from the Fund in future years. Please review the Fund’s Prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month end, please call toll-free 1-888-868-9501.

The maximum sales charge (load) for Class A is 5.75%.

Class A investors may be eligible for a reduction in sales charges. See prospectus for more information.

Allocation of Capital

The Fund ended the Investment Period with capital allocated to 20 different investment managers that generally trade within one of 14 different investment strategies.  The investment strategies with the three largest allocations of capital were Discretionary Fundamental: Long Term, Systematic TF: Long Term and Long Only TF: Intermediate Term.

Figure 2

The Percentage of the Fund’s Capital to Investment Strategies

As of March 31, 2014

Summarized By Investment Style

Performance Attribution

For the fiscal year ending March 31, 2014, the performance of the Fund was challenged by sharp and frequent price reversals, macroeconomic headwinds and political uncertainty.  The strategies that behaved the best were Contrarian:  Short & Intermediate Term, Momentum and Counter Trend: Short Term and Pattern Recognition: Short Term.  The strategies contributing the most to losses included Long Only TF: Intermediate Term and Systematic TF: Long Term.

Figure 3

Estimated Performance Attribution by CTA Manager Investment Style

Fiscal Year Ending March 31, 2014*

*The Performance by CTA Strategy will not match the performance results of the Fund as it does not include the performance results from the Fund’s use of leverage and from the fixed income portion of the Fund’s investment portfolio or Fund expenses.

The above results do not include the portion of the portfolio that is actively invested in U.S. short term fixed income securities (managed by Congress Asset Management).  The use of this strategy is primarily designed to provide liquidity and preserve capital of the Fund.  Investments are primarily made in investment grade fixed income securities which have performed well due to the “flight-to-quality” behavior during the Investment Period.

The Fund continued to be insignificantly correlated to the Barclays Aggregate Bond Index, modestly correlated to the S&P500 Index and highly correlated to the Newedge CTA Index, a proxy for CTA industry performance.

Figure 4

Correlation:  April 1, 2013 through March 31, 2014

Commentary

Successfully identifying market direction during the Investment Period was made difficult by the dramatic perceived shift in U.S. monetary policy. While the U.S. equity markets surpassed their 2007 highs, most commodity markets were choppy and many had two or more sharp reversals.  In April, interest rates continued to decline, reaching a five-month low and affirming the success of the third leg of the U.S. quantitative easing program (“QE3”).  The U.S. dollar continued to strengthen against the Yen, yet had mixed results against other major currencies.  Precious metals reversed course and entered a virtual free-fall reaching levels not seen in over two years. A slowing Chinese economy and possible liquidation of central bank gold reserves touched off massive selling.  Copper prices continued to decline, reaching a 2 ½ year low.  Crude oil prices reversed from a sharp upward move in March and plummeted over 10% by mid-April only to make a sharp reversal and recover over half the loss.  Corn prices also plummeted the first day of April with wheat and soybeans prices following suit, albeit to a much lesser extent.  All three markets then dramatically reversed at the end of the month making profitable trading in these markets very difficult.  Sugar and coffee prices repeatedly made new lows.

As markets transitioned into summer, the U.S. Federal Reserve (the “Fed”) signaled that the quantitative easing program might come to an end which shocked the interest rate markets.  The reaction was swift and dramatic as U.S. stock indices fell from record highs and U.S. and European interest rates rose to almost two-year highs.  Precious metal prices plummeted and copper resumed its downtrend.  Wheat prices slumped to a one-year low as the USDA increased its estimate of wheat production and export demand declined as unapproved GMO strands were found in crops from the northwest.  Cattle prices rallied from their recent nine-month low as tightening U.S. supplies outpaced weak retail demand and the Brazilian real dropped to a four-year low against the U.S. dollar.

U.S. equity markets bounced back in July and reached all-time highs as Fed Chairman Bernanke emphatically stated that the QE3 purchasing is “by no means on a preset course” thus alleviating concerns that tapering would begin soon.  This triggered U.S. interest rates and the U.S. dollar to reverse from two-year and three-year highs, respectively. The weakening in the U.S. dollar caused gold prices to rise from their recent near three-year lows, but prices remained subdued due to continued liquidation of gold holdings and lack of inflationary pressures.

In August, Syria took the global stage as the civil war raged and the U.S. and its allies debated a military strike in response to the alleged use of chemical weapons.  This caused many emerging country currencies to achieve multi-year lows against the U.S. dollar and gold prices continued their recovery from the summer’s three-year low.  Crude oil prices surged to a two-year high.   Cotton prices spiked upwards after the USDA unexpectedly lowered the domestic production estimates to a four-year low, but then quickly plummeted on increased global output expectations, particularly from India.  Cocoa prices reached an eight-month high as a lack of rainfall in West Africa threatened the crops of two of the largest cocoa producers.

In September, the international concern over Syria dissipated as a diplomatic solution was sought to end the crisis. In the U.S., however, the Fed’s unexpectedly refrained from tapering QE3 looking for “more evidence” of growth progress. Meanwhile, the U.S. Congress failed to negotiate a budget agreement, resulting in the first government shutdown in 17 years. Overall, September was marked with choppy and volatile markets with few sustained trading opportunities.

October began with the partial government shutdown and the ensuing near breach of the nation’s borrowing limit. After a 16 day closure, the U.S. government reopened and final decisions regarding the national budget and debt ceiling resolutions were postponed until early 2014.  Better than expected economic data spurred a bout of market confidence and caused the Federal Open Market Committee (“FOMC”) to backpedal from its September comments and hint at an earlier QE3 tapering date.  U.S. stocks reached new highs while U.S. interest rates, the U.S. dollar and gold prices fell from the continuation of the Fed’s easing program.  A record U.S. corn crop and concerns that the Environmental Protection Agency may cut its ethanol mandate drove corn prices downward to a three-year low.

The long-awaited tapering of the U.S. Federal Reserve’s (the “Fed”) quantitative easing program finally took place in December with the announcement that the $85 billion per month purchasing program would be reduced to $75 billion per month. The markets’ reaction was muted as the Fed’s move had been expected for some time and was overshadowed by continued improvement in economic activity, not only in the U.S., but in Japan and Europe as well.

As the calendar year ended, U.S. stocks continued posting new all-time highs on expectations that the economic recovery can be sustained despite the Fed’s tapering.  The Fund had a strong fourth quarter of 2013 as a few trends finally emerged by year-end.  Concerns about the declining growth in China and other emerging markets triggered massive currency selling in developing economies with geopolitical issues emerging in Argentina, Turkey and the Ukraine. The Fed’s decision to continue to withdraw its monetary stimulus exacerbated the situation as it had been a factor supporting the flow of cash into emerging markets.  A rout in emerging market currencies and the fear of a slowdown in China fueled long liquidation pressure in global stock markets, including the U.S.  Interest rates dropped precipitously as flight-to-quality demand was a direct reaction to the correction in equity markets and the substantial capital flows out of emerging markets.  As several soft commodity and agricultural markets exhibited price reversals, cattle prices moved sharply higher as the U.S. Department of Agriculture forecast a drop in estimated beef output as the U.S. cattle herd contracted to levels not seen since 1952.  These price reversals were very difficult to trade and caused the Fund to lose money in January.

The U.S. stock market again reversed course in February and reached record highs spurred primarily by comments made by Janet Yellen that the Fed’s tapering schedule was not quite so resolute.  U.S. interest rate futures remained range-bound with support coming from safe-haven demand and the general conviction that the Fed would maintain an easy monetary policy.  The U.S. dollar moved downward as weaker-than-expected U.S. economic data was slightly offset by a flight-to-quality as tensions rose in the Ukraine.  Gold prices also climbed higher in February from safe-haven demand.  Copper prices remained range-bound and crude oil prices continued to rise mainly due to the dwindling distillate stockpiles caused by the extraordinarily cold weather across the U.S. Midwest and Northeast.  Cattle prices reached all-time highs from strong foreign demand and tighter supplies and U.S. beef output reached its lowest level since 1994.

In March, many financial and commodity markets were either range-bound or experienced significant price reversals, which resulted in a continuance of a difficult trading environment.  Safe-haven demand waned as signs of further escalation in the Ukraine lessened.  U.S. interest rates rose and Copper prices continued to decline.  Cotton prices surged upward on concern of drought in Australia, the world’s third largest producer, and the USDA’s cut in cotton production estimates.

Outlook

Despite the choppy and unfavorable trading conditions that the Fund recently endured, fundamental visibility continues to take hold, which often supports trends in commodity markets.   2013 was made extraordinarily difficult by the uncertainty associated with the curtailment of U.S. monetary policy which has artificially supported many markets since the global financial crisis.  Intentions for near term U.S. monetary policy seem to be understood by the markets for the first time since June of 2013 and the U.S. economy continues to gain solid footing.  Chinese growth is still significantly positive and the Eurozone continues a slow but seemingly more reliable recovery. The Fund continues to expect that these economic tail-winds and the commodity markets in general will offer attractive trading opportunities this year as the global economic recovery continues.

Please do not hesitate to contact the Fund’s Management if you should have any questions, comments or concerns.  They can be reached at (888) 868-9501 or at info@princetonfundadvisors.com.

Very Truly Yours,

Princeton Fund Advisors

                                                                                                                                        6132-NLD-5/30/2014

Princeton Futures Strategy Fund
PORTFOLIO REVIEW (Unaudited)
March 31, 2014

The Portfolio's performance figures* for the period ended March 31, 2014, as compared to its benchmark:
	One	Three	Inception** -
	Year	Year	March 31, 2014
Princeton Futures Strategy Fund Class A	(11.45)%	(7.96)%	(5.17)%
Princeton Futures Strategy Fund Class A with load	(16.55)%	(9.77)%	(6.68)%
Princeton Futures Strategy Fund Class C	(12.15)%	N/A	(8.57)%
Princeton Futures Strategy Fund Class I	(11.27)%	(7.76)%	(4.94)%
Barclay BTOP50 Index	(2.45)%	(1.58)%	(0.45)%

* The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains and has been adjusted for the Class A maximum applicable sales charge of 5.75%.  Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses are 2.28% for Class A shares, 3.03% for Class C shares and 2.03% for Class I shares per the July 29, 2013, prospectus. For performance information current to the most recent month-end, please call toll-free 1-888-868-9501.

The Barclay BTOP50 Index ("BTOP50") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. For 2013 there are 20 funds in the BTOP50 Index.

** Inception date is July 19, 2010 for Class A and Class I shares. Inception date is June 14, 2011 for Class C shares.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Asset Class	% of Net Assets
U.S. Government & Agency Obligations	30.5%
Purchased Options	24.9%
Money Market Fund	23.0%
Commodity Trading Advisor	10.3%
Corporate Bonds & Notes	9.5%
Other / Cash & Cash Equivalents	1.8%
100.0%

Please refer to the Consolidated Portfolio of Investments in this Annual report for a detailed analysis of the Fund's holdings.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
March 31, 2014

Shares				Value
	COMMODITY TRADING ADVISOR # - 10.3%
11,009,791	Crabel Fund LP Class AA (Cost $11,049,016)			$ 11,833,894

Principal ($)		Coupon (%)	Maturity	Value
	CORPORATE BONDS & NOTES - 9.5%
	BEVERAGES - 1.7%
1,975,000	Pepsico Incorporated	0.7000	8/13/2015	1,979,545

	COMMERCIAL MBS - 1.3%
1,459,148	J.P. Morgan Chase Commercial Mortgage Securities
	Corp.	0.6698	12/15/2047	1,452,266

	DIVERSIFIED FINANCIAL SERVICES - 1.4%
1,500,000	General Electric Capital Corp.	2.9500	5/9/2016	1,562,538

	MINING - 2.4%
2,750,000	BHP Billiton Finance USA Ltd.	5.5000	4/1/2014	2,750,000

	OIL&GAS - 2.7%
3,000,000	Total Capital SA	2.3000	3/15/2016	3,095,754

	TOTAL CORPORATE BONDS & NOTES (Cost $10,852,388)			10,840,103

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 30.5%
3,000,000	United States Treasury Note/Bond	0.6250	7/15/2014	3,004,806
3,000,000	United States Treasury Note/Bond	0.3750	11/15/2014	3,005,274
5,000,000	United States Treasury Note/Bond	0.2500	7/31/2015	5,004,490
5,000,000	United States Treasury Note/Bond	0.2500	9/15/2015	5,001,955
10,000,000	United States Treasury Note/Bond	1.3750	11/30/2015	10,177,340
5,000,000	United States Treasury Note/Bond	2.5000	4/30/2015	5,125,975
3,500,000	United States Treasury Note/Bond	2.3750	3/31/2016	3,635,625
	TOTAL U.S. GOVERNMENT &
	AGENCY OBLIGATIONS (Cost $34,872,174)			34,955,465

Contracts
	PURCHASED OPTIONS - 24.9%
109	Barclays Options, Expiration June 26, 2014 * +			16,498,518
41	UBS Options, Expiration June 20, 2014 * +			12,008,689
	TOTAL PURCHASED OPTIONS (Cost $41,385,138)			28,507,207

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
March 31, 2014
Shares			Value
SHORT-TERM INVESTMENT - 23.0%
MONEY MARKET FUND - 23.0%
26,324,407	BlackRock Liquidity Funds T-Fund Portfolio, 0.03%+ ^ (Cost $26,324,407)		$ 26,324,407

	TOTAL INVESTMENTS - 98.2% (Cost $124,483,123) (a)		$ 112,461,076
	OTHER ASSETS LESS LIABILITIES - 1.8%		2,091,131
	NET ASSETS -100.0%		$ 114,552,207

# The number of shares presented for commodity trading adviser positions represent share values assigned by the Fund, as underlying funds to do not issue shares.  These hypothetical shares are assigned a value of $1 per share upon initial investment.  Each transaction thereafter is made at the adjusted share price reflective of the change in net asset value of the underlying fund.

* Non-Income producing investment.
+ All or a portion of this investment is a holding of PFS Fund Limited.
^ Money market fund; interest rate reflects seven-day effective yield on March 31, 2014.

(a) Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes, including options written, is $124,914,324 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 1,335,321
		Unrealized depreciation:	(13,788,569)
		Net unrealized depreciation:	$ (12,453,248)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014

ASSETS
Investment securities:
At cost	$ 124,483,123
At value	$ 112,461,076
Receivable for securities sold	2,250,000
Interest receivable	208,701
Receivable for Fund shares sold	43,033
Prepaid expenses and other assets	3,203
TOTAL ASSETS	114,966,013

LIABILITIES
Investment advisory fees payable	166,266
Payable for Fund shares repurchased	162,334
Fees payable to other affiliates	34,081
Distribution (12b-1) fees payable	11,965
Accrued expenses and other liabilities	39,160
TOTAL LIABILITIES	413,806
NET ASSETS	$ 114,552,207

Net Assets Consist Of:
Paid in capital	$ 187,049,303
Accumulated net investment loss	(28,168,555)
Accumulated net realized loss from security transactions	(32,306,494)
Net unrealized depreciation of investments	(12,022,047)
NET ASSETS	$ 114,552,207

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
March 31, 2014

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 28,481,517
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	3,509,149
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 8.12
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%) (a)	$ 8.62

Class C Shares:
Net Assets	$ 6,535,937
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	822,246
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 7.95

Class I Shares:
Net Assets	$ 79,534,753
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	9,716,065
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 8.19

(a) On investments of $25,000 or more, the offering price is reduced.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended March 31, 2014

INVESTMENT INCOME
Interest	$ 1,345,067

EXPENSES
Investment advisory fees	4,825,231
Distribution (12b-1) fees:
Class A	115,718
Class C	88,604
Management fees *	1,620,097
Trading costs *	404,912
Incentive fees *	722,668
Platform fees *	281,386
Sponsor fees *	281,386
Administrative services fees	198,349
Transfer agent fees	170,655
Non 12b-1 shareholder servicing	239,512
Accounting services fees	71,856
Interest expense	29,353
Professional fees	106,812
Custodian fees	38,807
Registration fees	65,816
Compliance officer fees	38,360
Printing and postage expenses	62,252
Insurance expense	23,111
Trustees fees and expenses	11,127
Other expenses	72,907
TOTAL EXPENSES	9,468,919

Less: Fees waived by the Advisor	(612,847)

NET EXPENSES	8,856,072
NET INVESTMENT LOSS	(7,511,005)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Security transactions	(2,901,564)
Futures and forward foreign currency exchange contracts	(4,810,702)
Foreign currency transactions	37,971
Written options	(1,969)
(7,676,264)
Net change in unrealized appreciation (depreciation) of:
Security transactions	(17,435,497)
Futures and forward foreign currency exchange contracts	(3,510,415)
Foreign currency transactions	157,293
Written options	(4,644)
(20,793,263)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(28,469,527)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (35,980,532)

* This is an expense of AlphaMetrix Strategies Offshore Fund, Ltd.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	March 31,	March 31,
	2014	2013
FROM OPERATIONS
Net investment loss	$ (7,511,005)	$ (18,607,482)
Net realized gain (loss) from security transactions, futures contracts, forward foreign exchange contracts, written options
and foreign currency transactions	(7,676,264)	1,413,805
Net change in unrealized appreciation (depreciation) of
futures contacts, forward foreign exchange contracts,
written options and foreign currency transactions	(20,793,263)	9,778,733
Net decrease in net assets resulting from operations	(35,980,532)	(7,414,944)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains
Class A	-	(162,483)
Class C	-	(25,229)
Class I	-	(787,014)
Net decrease in net assets from distributions to shareholders	-	(974,726)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	9,049,645	34,966,298
Class C	1,193,679	6,485,724
Class I	51,832,179	150,644,514
Net asset value of shares issued in reinvestment of distributions:
Class A	-	149,557
Class C	-	24,128
Class I	-	658,723
Payments for shares redeemed:
Class A	(39,276,344)	(25,357,356)
Class C	(4,835,643)	(2,929,974)
Class I	(281,370,659)	(218,255,268)
Net decrease in net assets from shares of beneficial interest	(263,407,143)	(53,613,654)

TOTAL DECREASE IN NET ASSETS	(299,387,675)	(62,003,324)

NET ASSETS
Beginning of Year	413,939,882	475,943,206
End of Year *	$ 114,552,207	$ 413,939,882
*Includes accumulated net investment loss of:	$ (28,168,555)	$ (26,046,153)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	March 31,	March 31,
	2014	2013
SHARE ACTIVITY
Class A:
Shares Sold	1,036,661	3,744,157
Shares Reinvested	-	16,309
Shares Redeemed	(4,589,821)	(2,727,480)
Net increase (decrease) in shares of beneficial interest outstanding	(3,553,160)	1,032,986

Class C:
Shares Sold	140,021	700,958
Shares Reinvested	-	2,663
Shares Redeemed	(571,376)	(320,496)
Net increase (decrease) in shares of beneficial interest outstanding	(431,355)	383,125

Class I:
Shares Sold	5,866,729	16,110,782
Shares Reinvested	-	71,445
Shares Redeemed	(32,789,287)	(23,351,758)
Net decrease in shares of beneficial interest outstanding	(26,922,558)	(7,169,531)

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,
	2014	2013	2012	2011 (1)
Net asset value, beginning of period	$ 9.17	$ 9.36	$ 10.44	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.26)	(0.42)	(0.43)	(0.14)
Net realized and unrealized
gain (loss) on investments	(0.79)	0.25	(0.65)	0.68
Total from investment operations	(1.05)	(0.17)	(1.08)	0.54

Less distributions from:
Net investment income	-	-	-	(0.08)
Net realized gains	-	(0.02)	-	(0.02)
Total distributions	-	(0.02)	-	(0.10)

Net asset value, end of period	$ 8.12	$ 9.17	$ 9.36	$ 10.44

Total return (3)(6)	(11.45)%	(1.80)%	(10.35)%	5.40%

Net assets, at end of period (000s)	$ 28,482	$ 64,730	$ 56,415	$ 22,673

Ratio of gross expenses to average
net assets (4)(5)	3.71%	5.24%	5.01%	2.95%	(7)
Ratio of net expenses to average
net assets (5)	3.49%	5.13%	4.91%	2.20%	(7)
Ratio of net investment loss
to average net assets (5)	(3.01)%	(4.49)%	(4.36)%	(1.87)%	(7)

Portfolio Turnover Rate (6)	24%	50%	85%	7%

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

(1)	The Princeton Futures Strategy Fund's Class A shares commenced operations July 19, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Not annualized.
(7)	If the income and expenses of AlphaMetrix Strategies Offshore Fund, Ltd. had been included for the period ended
	March 31, 2011, the ratios would have been as follows:

Ratio of gross expenses to average		7.48%
	net assets (4)(5)
Ratio of net expenses to average
	net assets (5)	6.73%
Ratio of net investment loss
	to average net assets (5)	(6.38)%
Portfolio Turnover Rate (6)		7%

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,
	2014	2013	2012 (1)
Net asset value, beginning of period	$ 9.04	$ 9.30	$ 10.24

Activity from investment operations:
Net investment loss (2)	(0.32)	(0.48)	(0.39)
Net realized and unrealized gain
(loss) on investments	(0.77)	0.25	(0.55)
Total from investment operations	(1.09)	(0.23)	(0.94)

Less distributions from:
Net investment income	-	-	-
Net realized gains	-	(0.02)	-
Total distributions	-	(0.02)	-

Net asset value, end of period	$ 7.95	$ 9.04	$ 9.30

Total return (3)(6)	(12.15)%	(2.46)%	(9.18)%

Net assets, at end of period (000s)	$ 6,536	$ 11,339	$ 8,097

Ratio of gross expenses to average
net assets (4)(5)	4.46%	5.99%	5.78%
Ratio of net expenses to average
net assets (5)	4.24%	5.88%	5.65%
Ratio of net investment loss
to average net assets (5)	(3.77)%	(5.23)%	(5.07)%

Portfolio Turnover Rate (6)	24%	50%	85%

(1)	The Princeton Futures Strategy Fund's Class C shares commenced operations June 14, 2011.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6) Not annualized.

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Year Ended	Year Ended	Year Ended	Period Ended
	March 31,	March 31,	March 31,	March 31,
	2014	2013	2012	2011 (1)
Net asset value, beginning of period	$ 9.22	$ 9.39	$ 10.46	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.24)	(0.40)	(0.41)	(0.12)
Net realized and unrealized
gain (loss) on investments	(0.79)	0.25	(0.66)	0.69
Total from investment operations	(1.03)	(0.15)	(1.07)	0.57

Less distributions from:
Net investment income	-	-	-	(0.09)
Net realized gains	-	(0.02)	-	(0.02)
Total distributions	-	(0.02)	-	(0.11)

Net asset value, end of period	$ 8.19	$ 9.22	$ 9.39	$ 10.46

Total return (3)(6)	(11.27)%	(1.48)%	(10.23)%	5.65%

Net assets, at end of period (000s)	$ 79,535	$ 337,871	$ 411,431	$ 184,054

Ratio of gross expenses to average
net assets (4)(5)	3.46%	4.99%	4.75%	2.44%	(7)
Ratio of net expenses to average
net assets (5)	3.24%	4.88%	4.66%	1.95%	(7)
Ratio of net investment loss
to average net assets (5)	(2.73)%	(4.24)%	(4.12)%	(1.61)%	(7)

Portfolio Turnover Rate (6)	24%	50%	85%	7%

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund
CONSOLIDATED FINANCIAL HIGHLIGHTS

(1)	The Princeton Futures Strategy Fund's Class I shares commenced operations July 19, 2010.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3)	Total returns shown exclude the effect of applicable sales charges.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.
(5)	Annualized for periods less than one full year.
(6)	Not annualized.
(7)	If the income and expenses of AlphaMetrix Strategies Offshore Fund, Ltd. had been included for the period ended March 31, 2011, the ratios would have been as follows:

Ratio of gross expenses to average		6.97%
	net assets (4)(5)
Ratio of net expenses to average
	net assets (5)	6.48%
Ratio of net investment loss
	to average net assets (5)	(6.13)%
Portfolio Turnover Rate (6)		7%

See accompanying notes to consolidated financial statements.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

March 31, 2014

1.

ORGANIZATION

The Princeton Futures Strategy Fund (the “Fund”) is a non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund seeks to achieve capital appreciation and manage volatility as a secondary objective. The investment objective of the Fund is non-fundamental and may be changed without shareholder approval.

The Fund currently offers Class A, Class C and Class I shares. Class C and Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%, which may be waived at the Adviser’s discretion. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value. Investments in Commodity Trading Advisor's Managed Futures Programs are valued at a fair value based on the net asset value as reported by the Commodity Trading Advisor.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Forward Currency Contracts - As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from foreign exchange contracts in the consolidated statement of operations. For the year ended March 31, 2014, the Fund had realized losses of $154,956 from forward currency contracts.

Futures Contracts - The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract.   Risks may exceed amounts recognized in the consolidated statement of assets and liabilities.  With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. For the year ended March 31, 2014, the Fund had realized losses of $4,655,746 from futures contracts.

Options Transactions - The Fund is subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk. The Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio.  When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

proceeds from the sale are increased by the premium originally received.  As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.  When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized.  If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call.  If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid.  As a practical expedient, the fair value of the purchased options held as of March 31, 2014 are based on the estimated daily net asset value of the underlying fund, as provided by the fund's Advisor.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty credit risk to the fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

For the year ended March 31, 2014, the Fund had realized losses of $1,969 from options contract written.

The following table summarizes the Fund's written option activity:

Option Contracts	Number of Option Contracts	Premium
Outstanding at March 31, 2013	213	$ 17,384
Options written	17	60
Options terminated in closing purchase transactions	(230)	(17,444)
Options expired	-	-
Outstanding at March 31, 2014	-	$ -

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2014 for the Fund’s assets and liabilities measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Commodity Trading Advisor	$ -	$ 11,833,894	$ -	$ 11,833,894
Corporate Bonds & Notes	-	10,840,103	-	10,840,103
U.S. Government & Agency Obligations	-	34,955,465	-	34,955,465
Purchased Option Contracts	-	28,507,207	-	28,507,207
Short-Term Investments	26,324,407	-	-	26,324,407
Total	$ 26,324,407	$ 86,136,669	$ -	$ 112,461,076

There were no transfers in to or out of Level 1 and 2 during the current period presented. It is the Fund’s policy to recognize transfers in to or out of Level 1 and Level 2 at the end of the reporting period.

The Fund did not hold any level 3 securities during the period.

* See Portfolio of Investments for industry classification.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include PFS Fund Limited (“PFSFL”), a wholly-owned and controlled foreign subsidiary. The consolidated financial statements of PFSFL include the financial statements of AlphaMetrix Strategies Offshore Fund, Ltd. (“ASOF”) through the date of liquidation June 27, 2013. The Fund generally consolidates the results of subsidiaries in which the Fund holds a controlling economic interest. Controlling economic interest is generally deemed to exist with investment interests comprising greater than 50% of the net asset value of the subsidiary.  However, the Fund may also consider qualitative aspects of control in determining if a controlling economic interest exists.  These qualitative control considerations include the nature and organizational structure of the investment, as well as the Fund’s ability to control the circumstances leading to majority ownership. All significant inter-company accounts and transactions have been eliminated in consolidation.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

The Fund may invest up to 25% of its total assets in a controlled foreign corporation (“CFC”), which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objectives and policies.

A summary of the Fund’s investments in the PFSFL is as follows:

PFS Fund Limited ("PFSFL") *
March 31, 2014
Fair Value of CFC	$ 28,507,207
Other Assets	$ 70,681
Total Net Assets	$ 28,577,888

Percentage of the Fund's Total Assets	24.85%

* PFSFL commenced operations on August 23, 2010

ASOF was a majority owned commodity pool (CP) subsidiary which invested in global derivatives markets through multiple Commodity Trading Advisors (CTA), each of whom was registered with the U.S. Commodity Futures Trading Commission and each of whom operated multiple trading programs.  CTAs attempt to earn profits in a variety of markets by employing long and short trading algorithms applied to futures, options and forward contracts.  It was anticipated the CTA programs used by ASOF will be tied to a variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products.  During the year ended March 31, 2014, the Fund held a controlling economic interest of ASOF from April 1, 2013 to June 27, 2013 and all inter-company accounts and transactions have been eliminated in consolidation. During the year ended March 31, 2014, the Fund incurred $500,000 in closed down expense related to the liquidation of ASOF and included on the Statement of Operations as a realized loss.

For tax purposes, PFSFL is an exempted Cayman investment company.  PFSFL has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes.  No such taxes are levied in the Cayman Islands at the present time.  For U.S. income tax purposes, PFSFL is a Controlled Foreign Corporation which generates and is allocated no income which is considered effectively connected with U.S. trade of business and as such is not subject to U.S. income tax.  However, as a wholly-owned Controlled Foreign Corporation, PFSFL’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

In accordance with its investment objectives and through its exposure to the aforementioned managed futures programs, the Fund may have increased or decreased exposure to one or more of the following risk factors defined below:

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Commodity Risk - Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk - Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk - Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk - Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk - Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk - Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Please refer to the Fund’s prospectus for a full listing of risks associated with these investments.

Impact of Derivatives on the Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended March 31, 2014:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/Interest Rate Contracts	Net realized gain (loss) from futures and forward foreign currency exchange contracts Net realized gain (loss) from written options

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

The following is a summary of the Fund’s realized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended March 31, 2014:

Realized gain/(loss) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity	Currency	Equity	Interest Rate	Total for the Year Ended March 31, 2013
Futures/Options Written	$ 1,803,681	$ (5,638,688)	$ 2,423,179	$ (3,243,918)	$ (4,655,746)
Forward Foreign Exchange Contracts	-	(154,956)	-	-	(154,956)
	$ 1,803,681	$ (5,793,644)	$ 2,423,179	$ (3,243,918)	$ (4,810,702)

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocation of Income, Expenses, Gains and Losses – Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Trading Costs – Trading costs generally consists of brokerage commissions, brokerage fees, clearing fees, exchange and regulatory fees, and transaction and NFA fees. Fees vary by type of contract for each purchase and sale or sale and purchase (round turn) of futures, options on futures, and forward contracts. Commissions are paid on each individual purchase and sale transaction.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid at least annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders are recorded on ex-dividend date.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.  Therefore, no provision for Federal income tax is required. The Fund

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable (as determined by the Board), taking into consideration the nature and type of expense and the relative sizes of the fund in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the year ended March 31, 2014 cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. Government securities, amounted to $39,854,606 and $234,529,802, respectively.

4. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES

Princeton Fund Advisors serves as the Fund’s Investment Advisor (the “Advisor”). The Advisor has engaged 6800 Capital, LLC and Congress Asset Management Co. as the sub-advisors to the Fund. The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.80% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, the Advisor pays 6800 Capital, LLC and Congress Asset Management Co. a sub-advisory fee, computed and accrued daily and paid monthly.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

The Fund paid each Commodity Trading Advisor a management fee (the “Management Fee”) at an annual rate of between 0% and 2%, pursuant to each respective trading agreement, to be calculated and accrued monthly as a percentage of the designated account size payable in arrears as of the last business day of the month, regardless of the amount of assets deposited by the Fund with the clearing broker. The Designated Account Size was the amount communicated to each Commodity Trading Advisor by the Sponsor on its monthly trading level report, as the same may be revised from time to time by the Sponsor in its sole discretion upon notice to the Commodity Trading Advisor, plus or minus profits and losses as set forth in each trading agreement. The Fund incurred management fees of $1,620,097 for the year ended March 31, 2014.

Pursuant to each respective trading agreement, each Commodity Trading Advisor was entitled to a quarterly incentive fee (the “Incentive Fee”), ranging between 0% and 30%, annual rate, of new net profits (if positive) which consists of (i) the cumulative profits generated by the Commodity Trading Advisor for the Fund during the applicable quarter, including realized and unrealized profits, less (ii) (a) interest income generated by account during the applicable quarter, (b) all transaction costs and applicable the Fund related expenses incurred during the applicable quarter (including, but not limited to, the Management Fee), as determined by the sponsor in its reasonable discretion, and (c) the loss carryforward, if any. All Incentive Fees actually paid to each of the Commodity Trading Advisors was retained by the Commodity Trading Advisor and will not be repaid even if subsequent losses are experienced. The Fund incurred incentive fees of $722,668 for the year ended March 31, 2014.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until July 31, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (excluding taxes, leverage interest, brokerage commissions, expenses at ASOF, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Fund’s business) do not exceed 2.20%, 2.95% and 1.95% per annum of the Fund’s average daily net assets for Class A, Class C and Class I shares, respectively. For the year ended March 31, 2014, the Advisor waived fees and reimbursed expenses in the amount of $612,847.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses are subsequently less than 2.20%, 2.95% and 1.95% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 2.20% and 1.95% of average daily net assets for each share class. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed 2.20%, 2.95% and 1.95%, respectively per annum of the average daily net assets, the reimbursements shall be suspended.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

The following amounts are subject to recapture by the Fund by the following dates:

3/31/2015	$316,352
3/31/2016	$445,848
3/31/2017	$612,847

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act (the “Plan”).  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% and 1.00% of the average daily net assets attributable to the Class A and Class C shares, respectively, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts, not otherwise required to be provided by the Advisor.   The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A, Class C and Class I shares.   The Distributor is an affiliate of GFS. For the year ended March 31, 2014, the Distributor received $6,547 in underwriting commissions for sales of Class A shares, of which $950 was retained by the principal underwriter or other affiliated broker-dealers.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, transfer agency and custody administration services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”)- NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”)- Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended were as follows:

As of March 31, 2014, the components of distributable earnings/ (deficit) on a tax basis were as follows:

The difference between book basis and tax basis accumulated net investment loss, realized gain/(loss) on security transactions and unrealized appreciation/(depreciation) is primarily attributable to the tax adjustments relating to the Fund’s holding in PFSF-SPC and CTAs.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $603,090.

At March 31, 2014, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Princeton Futures Strategy Fund

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

March 31, 2014

Permanent book and tax differences, primarily attributable to differences in book/tax treatment of net operating losses and tax adjustments for paydowns and CTAs, resulted in reclassification for the year ended March 31, 2014 as follows:

6.  SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.  Management has concluded that no events or transaction occurred requiring adjustment or disclosure in the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Princeton Futures Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of Princeton Futures Strategy Fund (the Fund), a series of the Northern Lights Fund Trust, as of March 31, 2014, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two  years in the period then ended, and the consolidated financial highlights for each of the three years in the period then ended and for the period from July 19, 2010 (commencement of operations) through March 31, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of March 31, 2014, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Princeton Futures Strategy Fund as March 31, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended and for the period from July 19, 2010 (commencement of operations) through March 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

/s/ McGladrey LLP

Denver, Colorado

June 9, 2014

Princeton Futures Strategy Fund

EXPENSE EXAMPLES (Unaudited)

March 31, 2014

As a shareholder of the Princeton Futures Strategy Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Princeton Futures Strategy Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Princeton Futures Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period* 10/1/13 – 3/31/14	Expense Ratio During Period+ 10/1/13 – 3/31/14
Class A	$1,000.00	$983.00	$10.88	2.20%
Class C	1,000.00	979.10	14.56	2.95
Class I	1,000.00	984.40	9.65	1.95

Hypothetical (5% return before expenses)	Beginning Account Value 10/1/13	Ending Account Value 3/30/14	Expenses Paid During Period* 10/1/13 – 3/31/14	Expense Ratio During Period+ 10/1/13 – 3/31/14
Class A	$1,000.00	$1,013.96	$11.05	2.20%
Class C	1,000.00	1,010.22	14.78	2.95
Class I	1,000.00	1,015.21	9.80	1.95

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

+Annualized.

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Princeton Futures Strategy Fund* - Adviser-Princeton Fund Advisors, LLC

 In connection with the regular meetings held on May 21-22, 2013 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Princeton Fund Advisors, LLC  (“Princeton”) and the Trust, with respect to the Princeton Futures Strategy Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services.  The Trustees noted that Princeton, together with its affiliates, manages approximately $538 million in total assets for institutional and individual clients.  The Board reviewed the backgrounds of the key personnel responsible for servicing the Fund and acknowledged their years of experience from previous positions at various financial institutions provided them with diverse financial expertise which was viewed as a positive.  They noted Princeton’s focus on the ongoing review and monitoring of the Fund’s sub-advisers and commodity trading adviser (“CTA”) strategies that are non-correlating or low-correlating to ensure the Fund remains diversified and constructing what would be the most effective mix.   The Trustees noted positively the adviser’s level of due diligence review of CTA managers and level of involvement with the sub-advisers’ construction of the portfolio noting that Princeton retains the right of final approval of the initial and ongoing investments along with the ability to override asset allocation.  The Board also took into consideration some of the inherent risks identified by Princeton, such as market, trading, valuation and counterparty, associated with this type of strategy and appreciates the processes Princeton put into place to monitor and how to best mitigate those risks.  Trust management noted Princeton’s participation in the Fund’s fair valuation committee is effective and the Fund’s portfolio manager is an active participant in the valuation process.  After further discussion, the Trustees concluded they are satisfied that the experience of the key personnel will continue to provide a level of quality service to the Fund consistent with the Boards expectations.

Performance.  The Trustees reviewed the Fund’s performance over the last one year and since inception noting the Fund outperformed its peer group and Morningstar category over the last one year (-1.48% versus -2.09% and -6.44%, respectively).  With respect to since inception performance, they noted the Fund underperformed both benchmarks, but as to the peer group noted that it was not informative as only one fund in the peer group had performance dating back to the Fund’s inception.  The Trustees noted as a positive that the Fund’s upside and downside capture are both better than that of the Morningstar category.  After discussion, considering the performance of the category, the Trustees concluded that the Fund’s performance is not unreasonable as it is holding its own in a category that is not experiencing strong returns at this time.

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Fees and Expenses.   The Trustees noted Princeton charges an advisory fee of 1.80%.  They compared the advisory fee to the peer group average (1.49%) and Morningstar category (1.28%) noting the fee is higher than any other fund in the peer group, but within the high/low range of the Morningstar category which ranges from 0.75% to 2.99%.  They considered, however, when the expense cap is considered, the actual fee charged to shareholders is as low as 1.70%.  They further considered the Fund’s expense ratio (4.46%) noting that it, too, is high relative to the Fund’s benchmarks, but considered the various factors impacting the expense ratio, including consolidation expenses which are not reflected in the benchmark numbers shown, and Princeton’s efforts to reduce the ratio in the future.  After further discussion, the Trustees concluded the fee is within the range of reasonable.

Economies of Scale.  The Trustees reviewed the breakpoints and fee reduction proposed by Princeton noting it expects to reach economies of scale at $1 billion.  The Trustees considered whether this level is reasonable and discussed with a representative of Princeton why it believes the breakpoint schedule is appropriate.  A representative of Princeton explained that the breakpoint level is appropriate based on the time commitment, opportunity costs and expenses, including the sub-adviser expenses, in connection with operation the Fund.  After further discussion, and in consideration of the favorable long term prospects of the Fund, the Trustees concluded the breakpoint discussed (i.e., a fee reduction of 0.10% for assets over $1.25 billion) is appropriate.

Profitability.  The Trustees reviewed the profitability analysis provided by Princeton.  They considered that although the amount of profit in real dollars may be high, relatively, the profitability, in terms of percentage of fees is reasonable, given the complexity of the strategy, Princeton’s infrastructure and efforts of the adviser and portfolio manager.

Conclusion.  Having requested and received such information from Princeton as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests the shareholders of the Princeton Futures Strategy Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Princeton Futures Strategy Fund (Sub-Adviser – 6800 Capital, L.L.C.)*

 In connection with the regular meetings held on May 21-22, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and 6800 Capital, L.L.C. (“6800 Capital”), with respect to the Princeton Future Strategy Fund (the “Fund”).

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  Founded in 1988 and with over $600 million in assets under management, the Trustees noted that 6800 Capital specializes in alternative investment strategies offering a broad array of diversified products to a variety of qualified investors who desire some alternative investment exposure.  The Trustees reviewed the information provided on the key personnel responsible for providing sub-advisory services to the Fund and was satisfied that their skill set and level of experience pertaining to alternative investments makes them fully capable of providing sub-advisory services to the Fund.  They noted that 6800 Capital is primarily responsible for making recommendations to Princeton for the selection and allocation of the Fund’s assets among a diversified portfolio of investment vehicles.  The Trustees reviewed 6800 Capital’s investment selection process noting that, in selecting an investment for the Fund, 6800 Capital performs a due diligence review of each investment consisting of various factors to determine suitability along with ongoing performance monitoring, and actively monitors and makes recommendations in order to comply that no more than 25% of Fund assets are in offshore investments and in compliance with the applicable mutual fund diversification and liquidity rules.  The Board recognizes the robust structure and experience of 6800 Capital and feels confident they will continue to deliver a level of quality service expected by the Board and the shareholders.

Performance. The Trustees reviewed 6800 Capital’s contribution to Fund performance over the last 1 year and since inception noting that although negative, it has enhanced the Fund’s performance over the last year and since inception.  The Trustees considered the relatively short period of performance presented but noted 6800 Capital had developed and implemented a strategy that positively impacts the Fund’s performance on a relative basis.  After discussion, the Trustees concluded the 6800 Capital’s performance was acceptable.

Fees and Expenses.  The Trustees noted the 6800 Capital receives a maximum of 0.84%, or 2/3 of the actual advisory fee after waiver, for its services to the Fund.  They considered 6800 Capital is the “heart and soul” of the Fund’s strategy, and further noted the fee is less than the 1.0% charged to the sub-advisers other clients.  After discussion, in consideration of the significance of 6800 Capital’s role in the Fund’s strategy, the fee is reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an adviser level

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that lack of breakpoints was acceptable.

Profitability.  The Trustees reviewed the profitability analysis provided by 6800 Capital and noted it had realized a notable profit in terms of actual dollars, but a modest profit in terms of percentage of revenue.  They considered the profit realized in connection with 6800 Capital’s relationship with the Fund is less than it would have received from its typical managed account client.  After discussion, the Trustees concluded 6800 Capital’s profitability was not unreasonable.

Conclusion. Having requested and received such information from 6800 Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests the shareholders of the Princeton Futures Strategy Fund.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

Princeton Futures Strategy Fund (Sub-Adviser – Congress Asset Management Co.)*

 In connection with the regular meetings held on May 21-22, 2013 the Board of Trustees (the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Princeton Fund Advisors, LLC (“Princeton”) and Congress Asset Management Co. (“Congress”), with respect to the Princeton Future Strategy Fund (the “Fund”).

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Services.  With over $7.6 billion in assets under management, the Trustees considered that Congress has been specializing in diverse portfolios encompassing both equity and fixed income securities for institutions and high net worth individuals.  The Trustees reviewed the background information provided with regard to the key personnel responsible for administering sub-advisory services to the Fund and was satisfied that their level of experience and overall investment management knowledge will continue to be a positive contributor in performing sub-advisory functions required in the management of the Fund along with meeting the Fund’s interest income and liquidity needs. They noted the sub-advisory functions include daily trading of fixed income securities, daily reconciliation and trade settlement to the custodian, daily monitoring of the portfolio results, and credit analysis of current holdings and target investments.  They considered favorably the use of a secure technology system, utilized to set investment restrictions in order to monitor compliance to investment objectives, limitations and prospectus along with a primary and a secondary portfolio manager to enhance the “checks and balances” process.  The Trustees noted Congress had no material compliance or litigation issues during the past year but did have a non-material issue, which the Trustees discussed at length and were satisfied with the response and are confident in Congress’ representation that it will not impact Congress’ ability to perform its responsibilities.  The Board is satisfied with Congress’ robust infrastructure and long history, giving them cause to believe Congress will deliver a level of quality of service to the benefit of the Fund.

Performance.  The Trustees reviewed Congress’ contribution to Fund performance over the last 1 year and since inception noting it has added positively to the Fund’s performance with returns of 1.39% over the last year and 1.08% since inception.  They further noted the sub-adviser has provided returns in line with the Barclay’s 1-3 year Gov/Credit (1.10% for 1 year and 1.41% since inception).  The Trustees considered the relatively short period of performance presented, but noted the challenges in the managed futures market and considered Congress’ ability to generate positive returns with stability and liquidity.  After discussion, the Trustees concluded Congress’ performance was acceptable.

Fees and Expenses.    The Trustees noted Congress receives a fee equal to 0.20% of the assets it manages for its service to the Fund.  They considered that the fee is in line with the range

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

of fees charged by Congress to its other clients.  After discussion, the Trustees concluded that the sub-advisory fee is reasonable.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Fund.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Profitability.  The Trustees reviewed the profitability analysis provided by Congress.  They noted Congress realized a modest profit in connection with its relationship to the Fund, but determined it was far from excessive given that Congress manages a majority of the Fund’s total portfolio.  The Trustees concluded Congress’ profitability was reasonable and not excessive.

Conclusion. Having requested and received such information from Congress as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests the shareholders of the Princeton Futures Strategy Fund.

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	102

AdvisorOne Funds  (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	102	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (Since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	127

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	127	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	102	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	102	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

Princeton Futures Strategy Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

March 31, 2014

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	102	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^ These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees.  For more information, please see the “Legal Proceedings” in the Fund’s Statement of Additional Information (“SAI”).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-888-868-9501.

3/31/14 – NLFT_v3

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-868-9501 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-868-9501.

INVESTMENT ADVISOR

Princeton Fund Advisors, LLC

1125 17th Street, Suite 1400

Denver, CO 80202

INVESTMENT SUB-ADVISORS

6800 Capital, L.L.C.

One Palmer Square, Suite 530

Princeton, NJ 08542

Congress Asset Management Co.

2 Seaport Lane, 5th Floor

Boston, MA 02210

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

 (a) The board of directors of the fund has determined that Mark Taylor, Anthony Hertl and Mark Gersten are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 - $27,000

          2013 - $27,000

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $10,500

2013 – $10,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 – None

2013 – None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 – None

2013 – None

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

6/9/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

6/9/14

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

6/9/14